REVOLVING NOTE

$17,500,000.00                                                  McLean, Virginia
                                                                   June 11, 1997

      FOR VALUE RECEIVED, United Industrial Corporation, AAI Corporation, AAI Engineering Support, Inc., AAI Systems Management, Inc., AAI/ACL Technologies, Inc., Detroit Stoker Company, Midwest Metallurgical Laboratory, Inc., Neo Products Co., Symtron Systems, Inc., AAI MICROFLITE Simulation International Corporation and UIC- Del. Corporation (collectively, the "Borrower"), having an address at c/o United Industrial Corporation, 18 E. 48th Street, New York, N.Y. 10017, promises to pay to the order of First Union Commercial Corporation, a North Carolina corporation (the "Lender"), the principal sum of Seventeen Million, Five Hundred Thousand Dollars ($17,500,000.00) (the "Principal Sum"), or so much thereof as has been or may be advanced or readvanced to or for the account of the Borrower pursuant to the terms and conditions of the Credit Agreement (as hereinafter defined), together with interest thereon at the rate or rates hereinafter provided, in accordance with the following terms:

      1. Interest. Commencing as of the date hereof and continuing until repayment in full of all sums due hereunder, the unpaid Principal Sum shall bear interest at a fluctuating rate, determined as follows:

            (a) Prime Rate Option. The initial interest rate hereunder shall be the Lender's "Prime Rate", being that rate announced by the Lender from time to time as being its Prime Rate, in its sole discretion. Changes in the Prime Rate will be effective, without prior notice, as of the date any change is announced. The Prime Rate is a reference rate only; it is not necessarily the most favorable rate of interest that the Lender charges to any borrower or class of borrowers. However, if the ratio of the Borrower's Senior Debt (hereinafter defined) to EBITDA (hereinafter defined) equals or exceeds 1.25 to 1.00 as of any "Determination Date" (hereafter defined), the interest rate under the Prime Rate Option shall, from the day after that Determination Date through the next Determination Date, be equal to the sum of (i) the Prime Rate in effect from time to time; plus (ii) one quarter of one percent (0.25%).

            (b) LIBOR Rate Option. The Borrower may elect to have interest accrue at the LIBOR-Based Rate (hereinafter defined). The LIBOR-Based Rate shall be the sum of: (i) the "LIBOR Rate" (hereinafter defined), plus (ii) the applicable LIBOR Margin (hereinafter defined).

      The LIBOR Rate is the annual percentage rate of interest equal to the London Interbank Offered Rate for corresponding deposits of United States dollars for "Interest Periods" of one (1), two (2), three (3) or six (6) months. Absent manifest error, the Lender's certificate to the Borrower stating the LIBOR Rate for each Interest Period shall be conclusive.

      The LIBOR Margin shall be: (a) 1.50%, if the ratio of the Borrower's Senior Debt to EBITDA does not exceed 0.75 to 1.00 as of most recent Determination Date (hereinafter defined); (b) 1.65%, if the ratio of the Borrower's Senior Debt to EBITDA equals or exceeds 0.75 to 1.00 but is less than or equal to 1.25 to 1.00 as of the most recent Determination Date; and (c) 2.00%, if the ratio of the Borrower's Senior Debt to EBITDA exceeds 1.25 to 1.00 as of the most recent Determination Date. The LIBOR Margin will adjust on the first day after each Determination Date.

      The Borrower shall have the right to select the LIBOR Rate Option and the Interest Period by written notice to the Lender three days prior to the commencement of the proposed Interest Period; in the absence of an election by the Borrower of the LIBOR Rate Option, the Prime Rate Option shall apply. The LIBOR-Based Rate may be elected only for increments of principal in integral multiples of $100,000.00. Subject to the conditions and terms set forth herein, Borrower may elect to have the LIBOR-Based Rate apply to a portion of the outstanding principal balance and the Prime Rate apply to the remaining unpaid principal balance. The LIBOR-Based Rate election need not be made on a Determination Date. The Borrower may have no more than three LIBOR-Based Rate elections in effect at any time.

For purposes of determining any adjustment in the interest rate, the "Determination Date" is the last day of each calendar quarter. Senior Debt and EBITDA shall have the meanings ascribed to them in the Credit Agreement (hereinafter defined).

All interest payable under the terms of this Note shall be calculated on the basis of a per diem rate, calculated on a 360-day year, applied to the actual number of days elapsed.

      2. Payments and Maturity. The unpaid Principal Sum, together with interest thereon at the rate or rates provided above, shall be payable as follows:

      (a) With respect to interest accruing at the Prime Rate, interest only shall be due and payable quarterly, commencing on the first day of the first calendar quarter after the date of this Note, and on the first day of each succeeding calendar quarter.

      (b) With respect to interest accruing at the LIBOR Rate, interest only shall be due and payable on the earlier of (i) the first day following the end of each Interest Period, or (ii) the first day following the end of each calendar quarter.

      (c) Unless sooner paid, the unpaid Principal Sum, together with all interest accrued and unpaid thereon, and all other amounts owing under this Note shall be due and payable in full on June 11, 2000 (the "Maturity Date"). If the Credit Agreement provides for the Borrower to make additional payments on account of the Principal Sum


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

from time to time, Borrower promises to make those payments at the time and in the manner specified in the Credit Agreement.

This Note secures advances and readvances under the Credit Agreement. This Note will continue in full force and effect and will evidence Borrower's obligation to repay such advances and readvances notwithstanding that the principal amount outstanding under the Credit Agreement and evidenced by this Note may be reduced to zero from time to time.

      3. Default Interest. Upon the occurrence of an Event of Default (as hereinafter defined), the unpaid Principal Sum shall bear interest thereafter, until the Event of Default is cured, at a rate of two percent (2.0%) per annum in excess of the rate or rates of interest that would otherwise be in effect under this Note.

      4. Late Charges. If the Borrower fails to make any payment under the terms of this Note within ten (10) days after the date such payment is due, the Borrower shall pay to the Lender on demand a late charge equal to five percent (5.0%) of such payment.

      5. Application and Place of Payments. All payments, made on account of this Note shall be applied first to the payment of accrued and unpaid interest then due hereunder, second to the unpaid principal sum and the remainder, if any, shall be applied to any other amounts which may remain owing hereunder. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of the Lender at its office at 1970 Chain Bridge Road, McLean, Virginia 22102, or at such other times and places as the Lender may at any time and from time to time designate in writing to the Borrower.

      6. Credit Agreement. This Note is the "Revolving Note" described in a Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement of even date herewith by and between the Borrower and the Lender (the "Credit Agreement"). The indebtedness evidenced by this Note is included within the meaning of the term "Debt" as defined in the Credit Agreement. The term "Loan Documents" as used in this Note shall have the meaning ascribed to that term in the Credit Agreement. Capitalized terms used in this Note but not defined herein have the meanings ascribed to them in the Credit Agreement.

      7. Security. This Note is secured by the Collateral, the Real Estate Collateral and certain other collateral described in the Credit Agreement.

      8. Events of Default. The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under this Note:

            (a) The failure of the Borrower to pay to the Lender when due any


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

amount payable by the Borrower to the Lender under the terms of this Note; or

            (b) The occurrence of an event of default under any of the other Loan Documents.

      9. Remedies. Upon the occurrence of an Event of Default, at the option of the Lender, all principal, accrued interest and other sums payable by the Borrower to the Lender under the terms of this Note shall become immediately due and payable, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Loan Documents and all applicable laws. The Borrower and all endorsers hereby jointly and severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of the Borrower or any endorsers.

      10. Expenses. The Borrower promises to pay to the Lender on demand by the Lender all costs and expenses incurred by the Lender in connection with the collection and enforcement of this Note, including, without limitation, all attorneys' fees and expenses and all court costs.

      11. Notices. Any notice, request, or demand to or upon the Borrower or the Lender shall be deemed to have been properly given or made when delivered in accordance with the Credit Agreement.

      12. Miscellaneous. Each right, power, and remedy of the Lender as provided for in this Note or any of the other Loan Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Loan Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Loan Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Note, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.


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

      13. Partial Invalidity. If any term or provision of this Note or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Note and the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Note shall be valid and be enforceable to the fullest extent permitted by law.

      14. Captions. The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Note.

      15. Governing Law. The provisions of this Note shall be construed, interpreted and enforced in accordance with the laws of the Commonwealth of Virginia (excluding Virginia's choice of law rules).

      16. Consent to Jurisdiction. Provisions of the Credit Agreement concerning the Borrower's consent to the jurisdiction of state and federal courts sitting in the Commonwealth of Virginia are incorporated into this Note by reference and shall have the same force and effect as if fully set forth in this Note.

      17. Waiver of Trial by Jury. Provisions of the Credit Agreement concerning the Borrower's and Lender's mutual waiver of trial by jury in disputes between the Borrower and the Lender are incorporated into this Note by reference and shall have the same force and effect as if fully set forth in this Note.

      18. Arbitration. Provisions of the Credit Agreement specifying that certain disputes between the Borrower and the Lender shall be resolved by binding arbitration are incorporated into this Note by reference and shall have the same force and effect as if fully set forth in this Note.

      19. Joint and Several Liability; Notices to Borrower. The liability under this Note of the persons comprised by the term Borrower shall be joint and several. References in this Note to the Borrower shall refer to each such person or to all of them as the context may require. Any notice that the Lender provides to United Industrial Corporation in accordance with the Credit Agreement shall be deemed to have been given to all of the persons comprised by the term Borrower.


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

      IN WITNESS WHEREOF, the Borrower has caused this instrument to be executed by duly authorized officer or officers as of the date first written above.


                                          UNITED INDUSTRIAL CORPORATION


                                          By: /s/ James H. Perry
                                             ---------------------------------
                                             James H. Perry
                                             Treasurer and Chief
                                                Financial Officer


                                          AAI CORPORATION


                                          By: /s/ Paul J. Michaud
                                             ---------------------------------
                                             Paul J. Michaud
                                             Vice President, Chief
                                                Financial Officer and
                                                Treasurer


                                          AAI ENGINEERING SUPPORT, INC.


                                          By: /s/ Paul J. Michaud
                                             ---------------------------------
                                             Paul J. Michaud
                                             Vice President, Chief
                                                Financial Officer and
                                                Treasurer


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

                                          AAI SYSTEMS MANAGEMENT, INC.


                                          By: /s/ Paul J. Michaud
                                             ---------------------------------
                                             Paul J. Michaud
                                             Vice President, Chief
                                                Financial Officer and
                                                Treasurer


                                          AAI/ACL TECHNOLOGIES, INC.


                                          By: /s/ Paul J. Michaud
                                             ---------------------------------
                                             Paul J. Michaud
                                             Vice President, Chief
                                                Financial Officer


                                          DETROIT STOKER COMPANY


                                          By: /s/ James H. Perry
                                             ---------------------------------
                                             James H. Perry
                                             Vice President


                                          MIDWEST METALLURGICAL
                                          LABORATORY, INC.


                                          By: /s/ James H. Perry
                                             ---------------------------------
                                             James H. Perry
                                             Vice President


                                          NEO PRODUCTS CO.


                                          By: /s/ James H. Perry
                                             ---------------------------------
                                             James H. Perry
                                             Vice President


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

                                          SYMTRON SYSTEMS, INC.


                                          By: /s/ James Perry
                                             ---------------------------------
                                              James Perry
                                              Chief Financial Officer


                                          UIC-Del. CORPORATION


                                          By: /s/ Paul J. Michaud
                                             ---------------------------------
                                             Paul J. Michaud
                                             President


                                          AAI MICROFLITE SIMULATION
                                          INTERNATIONAL CORPORATION


                                          By: /s/ Paul J. Michaud
                                             ---------------------------
                                             Paul J. Michaud
                                             President


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